Exhibit 99.1

June 12, 2018

SITO Mobile Revises Expectation for Second Quarter Revenue

JERSEY CITY, N.J., June 12, 2018 (GLOBE NEWSWIRE) -- SITO Mobile Ltd. (NASDAQ:SITO), an insights-driven Consumer Behavior and Location Sciences™ company (“SITO” or the “Company”), announced today that management expects revenue for its second fiscal quarter ending June 30, 2018 to be in the range of $8 million to $9 million.

Tom Pallack, SITO’s CEO commented, “We continue to advance the transition of our business from more traditional media delivery services with one-time, monthly campaign revenue to high-value consumer behavior research and media placement services for large enterprise brands and key agencies in order to deliver recurring revenue over many months. We are confident this transition will best position SITO for continued success over the long-term, despite the near-term challenges of revenue performance and predictability. We remain optimistic about the opportunities for growth in 2018.”

About SITO Mobile, Ltd.

SITO turns the consumer journey into a powerful instrument for marketers, delivering actionable insights that influence behavior in real-time. Through Consumer Behavior and Location Sciences™, SITO develops customized, data-driven solutions for brands spanning strategic insights and media. Our science and products reveal a deeper, real-time understanding of customer interests, actions and experiences providing increased clarity for brands when it comes to navigating business decisions and delivering advertising. The Company is home to an internally developed, proprietary location-data technology stack, arming clients with a powerful resource for granular data, real-time insights and optimization, and delivery of successful media campaigns. Using in-store targeting, proximity targeting, geo-conquesting and attribution data, SITO creates audience profiles to develop measurable hyper-targeted campaigns for brands. For more information regarding SITO’s science, technology and customized solutions spanning media and research, visit www.sitomobile.com.

Cautionary Statement Regarding Certain Forward-Looking Information

This press release contains forward-looking statements. These statements are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include statements concerning the following: SITO’s plans and initiatives; our possible or assumed future results of operations; our ability to attract and retail customers; our ability to sell additional products and services to customers; our competitive position; our industry environment; and our potential growth opportunities. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” in our Annual Report on Form 10-K, for the year ended December 31, 2017, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and the reports we file with the Securities and Exchange Commission, or the SEC. Actual events or results may vary significantly from those implied or projected by the forward-looking statements due to these risk factors. No forward-looking statement is a guarantee of future performance. You should read our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and the documents that we reference in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and have filed as exhibits thereto with the SEC, with the understanding that our actual future results and circumstances may be materially different from what we expect. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and we undertake no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Contact:

Investor Relations
Rob Fink
Hayden IR
Phone: 646.415.8972
Email: SITO@haydenir.com

Source: SITO Mobile, Ltd.

Source: SITO Mobile, Ltd.